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                                                                 EXHIBIT 23.1




BOROS & FARRINGTON
CERTIFIED PUBLIC ACCOUNTANTS
A PROFESSIONAL CORPORATION
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                                        11770 Bernardo Plaza Court, Suite 210
                                                     San Diego, CA 92128-2424
                                           (619) 487-8518  Fax (619) 487-6794



                   CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS

As independent public accountants, we hereby consent to the use of our report dated October 5, 1998 included in or made part of this Form S-8 Registration Statement.


/s/  BOROS & FARRINGTON, APC

Boros & Farrington, APC
San Diego, California
January 20, 1999